UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey	07446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADMA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

ADMA Biologics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2026. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.
The election of two nominees to serve as Class I directors until the Company’s 2029 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, or such director’s earlier resignation, removal or death;

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	The approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”).

At the close of business on April 8, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 232,324,283 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 199,267,547 shares of the Company’s common stock, $0.0001 par value per share, were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the two Class I directors were elected, (ii) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, and (iii) the Say-on-Pay proposal was approved.

Proposal No. 1 — Election of the Class I Directors

The vote with respect to the election of each of the directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
Alison C. Finger	156,849,830	19,376,842	23,040,875
Eduardo Rene Salas	171,947,523 Shares	4,279,149 Shares	23,040,875 Shares

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was as follows:

For	Against	Abstain
198,655,040 Shares	329,056 Shares	283,451 Shares

Proposal No. 3 — Approval of the Say-on-Pay Proposal

The vote with respect to the approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
168,169,866 Shares	7,730,690 Shares	326,116 Shares	23,040,875 Shares

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 2, 2026	ADMA Biologics, Inc.

	By:	/s/ Adam S. Grossman
		Name:	Adam S. Grossman
		Title:	President and Chief Executive Officer